Exhibit 99.2

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[LOGO]

FLE (NYSE)

November 2005

Safe Harbor Statement

This presentation contains certain forward-looking statements and information based on the beliefs of Fleetwood’s management as well as assumptions made by, and information currently available to, Fleetwood’s management. Such statements reflect the current views of Fleetwood with respect to future events and are subject to certain risks, uncertainties, and assumptions, including risk factors identified in Fleetwood’s 10-K and other SEC filings. These risks and uncertainties include, without limitation, the cyclical nature of both the manufactured housing and recreational vehicle industries; ongoing weakness in the manufactured housing market; continued acceptance of the Company’s products; the potential impact on demand for Fleetwood’s products as a result of changes in consumer confidence levels; the effect of global tensions on consumer confidence; expenses and uncertainties associated with the introduction and manufacturing of new products; the future availability of manufactured housing retail financing, as well as housing and RV wholesale financing; the price of gasoline as it might impact recreational vehicle sales; availability and pricing of raw materials; changes in retail inventory levels in the manufactured housing and recreational vehicle industries; competitive pricing pressures; the ability to attract and retain quality dealers, executive officers and other personnel; and the Company’s ability to obtain financing needed in order to execute its business strategies. Actual results, events and performance may differ materially.

[LOGO]

1

Fleetwood Enterprises, Inc.

Recreational Vehicles

[GRAPHIC]

Manufactured Housing

[GRAPHIC]

Supply Subsidiaries

[GRAPHIC]

2

Leading Producer of Recreational
Vehicles & Manufactured Housing

Revenue Distribution(1)

[CHART]

(1) Percentage of FY 2005 sales before elimination of intercompany sales to Fleetwood Retail Corp.

3

Plant Distribution Is A Significant
Competitive Advantage

[GRAPHIC]

Approximately 12,000 employees

4

Meeting Participants

•                  Elden Smith, President and CEO

•                  Rejoined Fleetwood in March 2005 as President & CEO

•                  Joined Fleetwood in ‘68; retired in ‘97 after 26 years leading the RV Group

•                  While leading the RV Group, revenues grew from $39 million to $1.3 billion

•                  Served two terms as Chairman of RVIA (industry association)

•                  Lyle Larkin, Vice President, Treasurer & Assistant Secretary

•                  Treasurer of Fleetwood since ‘90; VP & assistant secretary since ‘98

•                  Joined Fleetwood in ‘79

•                  Kathy Munson, Director – Investor Relations

•                  Joined Fleetwood in current position in 2001

•                  20+ years of communications and investor relations experience

5

Company Highlights

• Second-largest manufacturer in both RV (recreational vehicle) and manufactured housing industries	[GRAPHIC]

• Longstanding successful operating history in core manufacturing businesses
[GRAPHIC]
• Experienced senior management team

6

Organization Chart

[CHART]

7

“Back-to-Basics” Strategy

•                  Focus on core business of manufacturing RVs & houses

•                  Streamline management structure; leverage industry experience

•                  Decentralize operations to empower those closest to the customer

•                  Target areas of greatest sales & profit potential within industries for market share improvement

•                  Concentrate Company energy & resources on a return to consistent profitability

8

Reorganization

•                  New CEO rejoined Fleetwood in March 2005

•                  Divested non-core businesses

•                  Housing retail & finance; chassis; RV parts

•                  Plant and departmental consolidations & reductions

•                  Converted $20 million of management bonus compensation from largely fixed to variable cost, based on operating results

•                  Executive officers reduced: 24 to 11

•                  Operations organized into market-focused profit centers

•                  Three stand-alone business units in RV Group

•                  Increased regional/plant responsibility in Housing Group

9

Post-Hurricane Update

•                  Initial FEMA orders

•                  3,000 single-section manufactured homes ordered by FEMA for reconstruction work and for temporary and intermediate housing needs

•                  7,500 travel trailers ordered by FEMA for reconstruction work and for temporary housing

•                  Initial orders equate to $170 million, to be delivered before calendar year end

•                  Potential for additional orders

•                  Allows for stable workforce and improved efficiencies

•                  Provides a “bridge” for product development

10

•                  Private sector demand

•                  Fleetwood homes, travel trailers, motor homes for corporations rebuilding businesses and providing housing

•                  Longer-term outlook

•                  Tens of thousands of homes lost in recent natural disasters need to be replaced

•                  On-site labor & materials shortages high construction costs

•                  Manufactured housing is quick, cost-effective approach

•                  Fleetwood’s facilities are strategically located

11

[GRAPHIC]	[GRAPHIC]

RV Group

[GRAPHIC]	[GRAPHIC]

12

Industry-Leading Position

	#2 RV manufacturer with strong, well-established dealer network	[GRAPHIC]

•	#1 Class A motor home manufacturer (20.3% market share)	[GRAPHIC]

•	#4 in Class C motor homes with improving market share (12.5%)	[GRAPHIC]

•	#4 travel trailer manufacturer (8.9%)	[GRAPHIC]

•	#1 folding trailer manufacturer (37.3%)

Source: Statistical Surveys, Inc. through August 2005

13

•                  FY 2005 sales of $1.66 billion

•                  50,746 units shipped in FY 2005

Calendar 2004 RV Retail Market Share

[CHART]

Source: Statistical Surveys, Inc. Year–End 2004 Statistics

14

Favorable Industry Trends

•                  Current travel data remains positive

•                  RVing remains inexpensive mode of vacation travel

•                  Fuel prices minor factor in overall cost of RVing

•                  RVers enjoy 16K+ campgrounds & other destination sites

•                  RV rentals are up 22% this year

•                  2005 forecast: 360,500 shipments (#2 year since ‘78)

[CHART]

Source: Recreational Vehicle Industry Association (www.RVIA.org) and Go RVing (www.GoRVing.com)

15

•                  Demographics support promising long-term outlook

•                  Baby Boomers
typical customer age range

•                  Broadening of RV market

•                  People living longer; entering RV market earlier

•                  Higher disposable income trends

[CHART]

Source: U.S. Census Bureau; University of Michigan

16

Fleetwood RV Brand Strength

•	Diesel Motor Homes: American Coach, Revolution, Excursion, Providence, Discovery, Bounder Diesel, Expedition	[GRAPHIC]

•	Gas-powered Motor Homes: Pace Arrow, Southwind, Bounder, Flair, Storm, Terra, Fiesta, Tioga, Jamboree	[GRAPHIC]

•	Travel Trailer and Fifth Wheels: Terry, Prowler, Wilderness, Mallard, Pioneer, GearBox Pegasus, Orbit	[GRAPHIC]

•	Folding Trailers: Fleetwood

17

Motor Homes

•                  FY 2005 net sales of $1.10 billion

•                  66% of RV Group sales

•                  Product offerings

•                  Patented full-wall slide-out technology

•                  New floor plans; multiple slide-outs available

•                  New Class C models

•                  Eliminated excess inventory by end of July 2005

•                  No discounting on ‘06 models

•                  Operating performance improvements

•                  Increased Class C capacity

•                  Re-establishing factory service centers (increased control over warranty expense)

•                  Improving labor efficiencies

18

Motor Home Statistics

New Industry Registrations	Fleetwood Market Share

[CHART]	[CHART]

Source: Statistical Surveys, Inc. (YTD through August)

* Company Estimates (based on YTD registrations and historical seasonality).

19

Motor Home Leaders

Retail Market Share

[CHART]

* Through August 2005, according to Statistical Surveys, Inc..

20

Travel Trailers

•                  Opportunity for significant turnaround

•                  Market share (#4 now), revenues, operating income

•                  Challenging competitive environment

•                  FY 2005 sales of $478 million (29% of RV Group)

•                  Restructuring initiatives yielding improvements

•                  Cost reductions for fiscal 2006

•                  Materials, labor, warranty and overhead

•                  FEMA orders

•                  Initial order for 7,500 travel trailers through December

•                  Ongoing product innovations, product-line restructuring

21

Travel Trailer Statistics

New Industry Registrations	Fleetwood Market Share

[CHART]	[CHART]

Source: Statistical Surveys, Inc. (YTD through August)

* Company Estimates (based on YTD registrations and historical seasonality).

22

Travel Trailer Leaders

Retail Market Share

[CHART]

* Through August 2005 according to Statistical Surveys, Inc..

23

Folding Trailers

•                  Challenging market environment

•                  Renewed focus and upside potential

•                  #1 market share position with 37%

•                  FY 2005 net sales of $85 million (5% of RV sales)

•                  Rationalized manufacturing process

•                  Second line added

•                  New product innovations

•                  Additional features and options

•                  Lower price points

24

Folding Trailer Statistics

New Industry Registrations	Fleetwood Market Share

[CHART]	[CHART]

Source: Statistical Surveys, Inc. (YTD through August)

* Company Estimates (based on YTD registrations and historical seasonality)

25

Folding Trailer Leaders

Retail Market Share

[CHART]

* Through August 2005, according to Statistical Surveys, Inc.

26

[GRAPHIC]	[GRAPHIC]

Housing Group

[GRAPHIC]	[GRAPHIC]

27

Industry-Leading Position

#2 manufactured housing builder

•	2 percentage point gain in retail market share YOY	[GRAPHIC]

•	#1 builder of multi-section homes

•	1,200 strong independent retailers	[GRAPHIC]

•	More than 1 million Fleetwood homes sold

•	Industry brand awareness leader

* Source: Statistical Surveys, Inc.

28

A Market Share Leader

FY 2005 sales of $786 million(1)
23,962 homes shipped in FY 2005

Calendar 2005 YTD Retail Market Share(2)

[CHART]

(1)                               Includes intercompany sales of $128 million

(2)                               Source: Statistical Surveys, Inc. Through June 2005

29

Manufactured Housing Shipments

[CHART]

•                  YTD 2005 shipments up YOY in Southeast, Southwest

•                  other markets remain soft

•                  Rebuilding in Gulf Coast a significant opportunity over the next several years in a region that has been weak

Source:  Manufactured Housing Institute (2005 estimate before disaster-related home shipments)

30

Manufactured Vs. Site-Built Homes

[CHART]

•                  Lower cost per square foot

•                  Speed of delivery

•                  Controlled manufacturing environment

•                  Demographics in key segments

•                  Immigration, empty nesters, first-time buyers, lower-income families

•                  Rising mortgage rates imply relative affordability

Source: Manufactured Housing Institute; Average price of homes excludes the cost of land

31

Potential for Industry Recovery

•                  Right-sized the number of industry retailers and retail inventory

•                  Repo inventories peaked in 2003

•                  We believe underlying demand is solid

•                  Lenders gradually re-entering market

•                  Gulf Coast rebuilding

32

Manufacturing and Distribution

Fleetwood’s Competitive Advantages

•                  Long-standing reputation for excellence

•                  22 strategically located facilities

•                  Highly efficient labor force and procurement operations

•                  Ample capacity

•                  1,200 independent distribution points

•                  Market diversification: multi-section (#1) and single-section (#2)

33

Fleetwood Gaining Market Share

[CHART]

* Statistical Surveys, Inc. data through June 2005

34

Significant Product Innovation

•                 Numerous new floor plans and features

•                 Eight modular-capable facilities

•                 Recent decentralization will improve responsiveness and ability to meet regional needs

•                       Plant-level focus will lower warranty costs

•                       Regionalized product development

•                       Regionalized service

35

Financial Overview

36

Revenues and Operating Income

(Adjusted for Discontinued Operations)

[CHART]

37

Recent Results by Segment

(Amounts in millions)

				Prelim
	FYE		Q1 F2006	Q2 F2006
	Apr 25, 2004	Apr 24, 2005	Jul 31, 2005	Oct 30, 2005
REVENUES
RV Group	$1,779.2	$1,659.9	$423.2	$391.5
Housing Group	657.4	785.5	204.3	223.1
Supply	41.1	57.0	13.7	11.9
Intercompany eliminations	(117.1)	(127.7)	(24.8)	(0.8)
Total revenues	$2,360.6	$2,374.7	$616.4	$625.7

OPERATING INCOME
RV Group	$58.1	$(39.2)	$(5.1)
Housing Group	5.4	6.4	5.0
Supply	6.1	3.8	1.7
Corporate and other	9.3	(14.5)	(2.5)
Total operating income	$78.9	$(43.5)	$(0.9)

38

Condensed Balance Sheet

(Amounts in thousands)

			Increase
	Jul 31, 2005	Apr 24, 2005	(Decrease)
ASSETS
Cash and investments	$51,479	$45,476	$6,003
Receivables	186,234	164,609	21,625
Inventories	188,303	233,591	(45,288)
Asset of discontinued operations	145,511	145,784	(273)
Other assets	411,782	420,787	(9,005)
Total assets	$983,309	$1,010,247	$(26,938)

LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term borrowings	$13,044	$56,661	$(43,617)
Liabilities of discontinued operations	75,549	78,357	(2,808)
Other current liabilities	384,047	359,699	24,348
Total current liabilities	472,640	494,717	(22,077)
Other long-term liabilities	74,461	70,986	3,475
Long-term debt	128,156	108,946	19,210
Convertible subordinated debentures	210,142	210,142	(81,986)
Total liabilities	885,399	884,791	(81,378)
Shareholders’ equity:	97,910	125,456	(27,546)
Total liabilities and equity	$983,309	$1,010,247	$(108,924)

39

Sales Release Summary

•                  Company had expected “modest improvement” in 2nd quarter vs. 1st

•                  Sales for the 2nd quarter were just slightly lower than the prior year

•                  Housing up, including $30 million in FEMA units

•                  RVs down, including $30 million in travel trailer FEMA units

•                  Potential additional orders for both TT and housing FEMA units; 3,100 TT unit order already placed

•                  Progress in products, cost-cutting, pricing

•                  Currently expect to be profitable at the operating income line for the 2nd quarter; anticipate continued improvement through the 3rd

40

Summary

•                  A leader in both the RV and manufactured housing industries, each with favorable demographic trends

•                  Upside potential as manufactured housing and RV markets turn

•                  Improving prospects for consistent profitability

•                  Strengthened liquidity and balance sheet

•                  Focus on product innovation; quality manufacturing

[GRAPHIC]	[GRAPHIC]

41

Questions?

42